UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 2, 2009 (July 9, 2009)
Date of Report (Date of earliest event reported)

Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15300 Centennial Drive, Northville, Michigan	48168
(Address of principal executive offices)	(Zip Code)

(734) 737-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 2, 2009, Hayes Lemmerz International, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed a joint plan of reorganization (the “Plan”) and related disclosure statement (the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware with respect to the Debtors’ cases jointly administered under Case No. 09-11655 (MFW) (the “Bankruptcy Cases”).  The Bankruptcy Court has scheduled a hearing for July 30, 2009, to consider approval of the Disclosure Statement.  A press release announcing the filing of the Plan and Disclosure Statement with the Bankruptcy Court is attached hereto as Exhibit 99.1.  Copies of the Plan and Disclosure Statement are attached hereto as Exhibit 99.2 and Exhibit 99.3.

Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the bankruptcy court approves the disclosure statement relating to such plan.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite approval of stakeholders and is confirmed by the Bankruptcy Court. There can be no assurance that the Disclosure Statement will be approved by the Bankruptcy Court or that the Plan will be acceptable to the Company’s creditors and equity interest holders or confirmed by the Bankruptcy Court.

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits being furnished as part of this report, may contain forward looking statements with respect to the Company’s financial condition, results of operations, and business. All statements other than statements of historical fact made in this Current Report on Form 8-K are forward-looking. Such forward-looking statements include, among others, those statements including the words “expect,” “anticipate,” “intend,” “believe,” and similar language. Forward-looking statements are based on current expectations, estimates, and projections concerning future developments and their potential effects upon the Company and its subsidiaries. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and actual results may differ materially from those projected. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include risks and uncertainties in connection with the Bankruptcy Cases and their possible effects on the Company and its subsidiaries as well as other risks described under “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and subsequent filings with the SEC. The Company does not intend, and is under no obligation, to update any particular forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.

	By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and
Secretary
Dated: July 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 3, 2009, of Hayes Lemmerz International, Inc.

99.2	Joint Plan of Reorganization of Hayes Lemmerz International, Inc.

99.3	Disclosure Statement of Hayes Lemmerz International, Inc.